NYDIG BITCOIN STRATEGY FUND

Consolidated Schedule of Investments as of July 31, 2020 (Unaudited)

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 126.5%
Money Market Funds - 70.9%
Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class - 0.05% (a)	560,143	$560,143
First American Government Obligations Fund - Class Z - 0.09% (a)	560,142	560,142
First American Treasury Obligations Fund - Class Z - 0.09% (a)	560,143	560,143
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.04% (a)	560,142	560,142
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.08% (a)	560,143	560,143

		2,800,713

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 55.6%
0.126%, 01/21/2021 (b)(c)	$2,200,000	2,198,981

		2,198,981

TOTAL SHORT-TERM INVESTMENTS ($4,999,392)		4,999,694

TOTAL INVESTMENTS (Cost $4,999,392) - 126.5%		4,999,694

LIABILITIES IN EXCESS OF OTHER ASSETS - (26.5)%		(1,048,698)

TOTAL NET ASSETS - 100.0%		$3,950,996

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	All or a portion of the security is pledged as collateral for the Fund’s reverse repurchase agreement.

Reverse Repurchase Agreements

DESCRIPTION	PRINCIPAL VALUE	FAIR VALUE
REVERSE REPURCHASE AGREEMENTS SOLD
Reverse Repurchase Agreement with Canadian Imperial Bank of Commerce, dated 7/23/2020, collateralized by $2,198,981 U.S. Treasury Bills, 0.25%, due 8/5/2020	$2,193,113	$2,193,113

TOTAL REVERSE REPURCHASE AGREEMENTS SOLD	$2,193,113	$2,193,113

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION
FUTURES CONTRACTS PURCHASED
CME Bitcoin Future, August 2020 Settlement	60	$3,483,000	$236,351
CME Bitcoin Future, September 2020 Settlement	11	643,500	78,173

TOTAL FUTURES CONTRACTS PURCHASED		$4,126,500	$314,524

The accompanying footnotes are an integral part of the Consolidated Schedule of Investments.

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the NYDIG Bitcoin Strategy Fund (the “Fund”) in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

2. Investment Valuation and Fair Value Measurement

The Board of Trustees (the “Board”) has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Futures contracts are valued at the settlement price on the exchange or, if available, mean of the bid and asked prices.

Non-prime money market funds and cash sweep programs are generally valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s Shares may change on days when an investor is not able to purchase or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were no transfers that occurred during the period. The following table summarizes the inputs used to value the Fund’s investments as of July 31, 2020:

The following table summarizes the inputs used to value the Fund’s investments as of July 31, 2020:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Money Market Funds	$2,800,713	$—	$—	$2,800,713
U.S. Treasury Bills	—	2,198,981	—	2,198,981

Total Assets	$2,800,713	$2,198,981	$—	$4,999,694

Liabilities
Reverse Repurchase Agreements	$—	$2,193,113	$—	$2,193,113

Total Liabilities	$—	$2,193,113	$—	$2,193,113

Other Financial Instruments*
Unrealized appreciation on futures contracts	$314,524	$—	$—	$314,524

Total	$314,524	$—	$—	$314,524

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

A reverse repurchase agreement is the sale by a fund of a security to a party for a specified price, with the simultaneous agreement by the fund to repurchase that security from that party on a future date at a higher price. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to a fund. In such situations, a fund may incur losses as a result of a possible decline in the value of the underlying security during the period while a fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligation under the reverse repurchase agreement.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
U.S. Treasury Bills	$—	$2,193,113	$—	$—	$2,193,113

Total	$—	$2,193,113	$—	$—	$2,193,113